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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) December 5, 2005

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

           NEVADA                     333-87224              98-0372780
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(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)        Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 NOT APPLICABLE.
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2005 (the "Closing Date"), Electronic Sensor Technology, Inc. (the "Registrant") issued $7,000,000 aggregate principal amount of convertible debentures and warrants to Midsummer Investment, Ltd. and Islandia, L.P. (the "Purchasers"), pursuant to a Securities Purchase Agreement (the "Agreement") entered into on the Closing Date among the Registrant and the Purchasers, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference (the "Transaction"). Neither of the Purchasers has any material relationship with the Registrant or its affiliates, other than in respect of the Agreement. Pursuant to the terms of the Agreement, each Purchaser purchased an 8% unsecured convertible debenture due, subject to the terms therein, four years from the Closing Date (the "Debentures"), a form of which is attached hereto as Exhibit
4.1 and incorporated herein by reference, and a warrant to purchase up to a number of shares of common stock of the Registrant, par value $.001 per share (the "Common Stock"), equal to 75% of such Purchaser's subscription amount under the Agreement, exercisable immediately and having a term of exercise equal to five years (the "Warrants"), a form of which is attached hereto as Exhibit 4.2 and incorporated herein by reference. The Debentures are convertible into Common Stock at a price of $0.4544 per share (this price was calculated based upon 105% of the volume weighted average price over the 20 trading days preceding the Closing Date ("VWAP")). The Debentures contain a redemption schedule that requires equal quarterly redemptions commencing on January 1, 2008. Under certain circumstances the Registrant may redeem the Debentures with Common Stock. The Warrants allow the Purchasers to purchase $5,250,000 worth of Common Stock at an exercise price equal to $0.4761 per share (this price was calculated based upon 110% of the VWAP preceding the Closing Date).

In connection with the Agreement, the Registrant also entered into a Registration Rights Agreement with the Purchasers, dated as of the Closing Date, pursuant to which the Registrant agreed to file a shelf registration statement on Form S-3 or Form SB-2 with the Securities and Exchange Commission within 30 days of the Closing Date, in order to register (i) 110% of the Common Stock issuable upon conversion in full of the Debentures and (ii) all shares issuable as interest on the Debentures. The Registrant has also agreed to file a second shelf registration statement on Form S-3 or Form SB-2 with the Securities and Exchange Commission and cause it to be effective by June 7, 2006, in order to register (i) 20% of the Common Stock issuable upon conversion in full of the Debentures and (ii) 130% of the Common Stock issuable upon exercise of the Warrants. In the event that certain timelines are not met with respect to the filing or effectiveness of a registration statement, the Purchasers are entitled under the Registration Rights Agreement to liquidated damages in an amount equal to 2% of the $7,000,000 purchase price paid by the Purchasers. A form of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosures in Item 1.01 are incorporated into this Item 2.03 by reference. Upon the occurrence of certain circumstances, such as default in payment, change in control of the Registrant or bankruptcy of the Registrant or its subsidiaries, the Purchasers, pursuant to the terms of the Debentures, have the option to accelerate the Registrant's obligation to pay and declare that the full amount of the Debenture, together with interest and any other amounts in respect thereof, immediately due and payable in cash.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

UNREGISTERED SALES OF EQUITY SECURITIES IN CONNECTION WITH THE TRANSACTION

The disclosures in Item 1.01 are incorporated into this Item 3.02 by reference. The principal amount of the Debentures are convertible into 15,404,930 shares of Common Stock and the Warrants allow the Purchasers to purchase 11,027,096 shares of Common Stock. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder in claiming exemption

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from registration of the securities sold to the Purchasers. Each of the
Purchasers is either an "accredited investor", as defined in Rule 501(a)(1),
(2), (3), (7) or (8) under the Securities Act, or a "qualified institutional buyer", as defined in Rule 144A(a) under the Securities Act, and is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

In connection with the Transaction, the Registrant has agreed to issue to Montgomery & Co., LLC ("Montgomery") warrants valued at $210,000, with similar terms to those of the Warrants, to purchase 485,213 shares of Common Stock, in partial consideration for financial advisory services performed by Montgomery in connection with the Transaction. The issuance of warrants to Montgomery was approved by the Board of Directors of the Registrant (the "Board") on December 5, 2005. The Registrant relied upon Section 4(2) of the Securities Act in claiming exemption from registration of the securities to be issued to Montgomery due to Montgomery's knowledge and experience in financial and business matters, and the issuance otherwise meets the requirements for exemption from registration.

OTHER UNREGISTERED SALES OF EQUITY SECURITIES

On December 5, 2005, the Board approved the issuance of 130,000 shares of Common Stock to CEOcast, Inc. ("CEOcast") in consideration of investor relations services provided to the Registrant by CEOcast. The Registrant relied upon
Section 4(2) of the Securities Act in claiming exemption from registration of the securities to be issued to CEOcast due to CEOcast's knowledge and experience in financial and business matters, and the issuance otherwise meets the requirements for exemption from registration.

On December 5, 2005, the Board approved the issuance of a five-year warrant to acquire 350,000 shares of Common Stock, at an exercise price of $2.40 per share, to HomelandSecurityStocks.com, a division of Protect-A-Life, Inc. ("HSS"), in partial settlement of litigation between the Registrant and HSS. The Registrant relied upon Section 4(2) of the Securities Act in claiming exemption from registration of the securities to be issued to HSS due to HSS's knowledge and experience in financial and business matters, and the issuance otherwise meets the requirements for exemption from registration.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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4.1            Form of 8% Convertible Debenture of the Registrant.

4.2            Form of Warrant to purchase Common Stock.

10.1 Form of Securities Purchase Agreement dated as of December 7, 2005, among the Registrant and the Purchasers.

10.2 Form of Registration Rights Agreement dated as of December 7, 2005, among the Registrant and the Purchasers.

99.1           Press Release dated December 7, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: December 8, 2005                  By:    /s/ Matthew S. Collier
                                               ---------------------------------
                                        Name:  Matthew S. Collier
                                        Title: President and Chief Executive
                                               Officer